================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 11, 2005

                                TEAM HEALTH, INC.
               (Exact Name of Registrant As Specified In Charter)

           TENNESSEE                 333-80337              62-1562558
(State or Other Jurisdiction of  (Commission File  (IRS Employer Identification
         Incorporation)               Number)                  No.)

                                1900 WINSTON ROAD
                               KNOXVILLE, TN 37919
          (Address of Principal Executive Offices, including Zip Code)

                                 (865) 693-1000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Reference is made to the Indenture, dated as of March 23, 2004, by and among Team Health, Inc., the Guarantors listed on the signature pages thereto, and the Bank of New York, as Trustee (the "Indenture," filed as Exhibit 4.8 to Form 10-Q dated May 10, 2004). On April 11, 2005, the parties thereto amended the Indenture (the "First Supplemental Indenture") in order to conform the description of notes in the Indenture to the section entitled "Description of the Notes" in Team Health, Inc.'s Registration Statement and Prospectus on Form S-4 (File No. 333-115824), as amended by Amendment No. 1 filed on August 18, 2004, Amendment No. 2 filed on October 7, 2004 and Amendment No. 3 filed on November 8, 2004. A copy of the First Supplemental Indenture is filed herewith as an exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits filed pursuant to Item 1.01.

Exhibit No.                         Description
-----------                         -----------
   4.11           First Supplemental Indenture, dated as of April 11, 2005 among
                  Team Health, Inc., the Guarantors listed on the signature
                  pages thereto, and the Bank of New York, as Trustee, to the
                  Indenture dated as of March 23, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEAM HEALTH, INC.
                                         (Registrant)

                                         /s/ Robert J. Abramowski
                                         ---------------------------------------
Date: April 11, 2005                     Robert J. Abramowski
                                         Executive Vice President of Finance and
                                         Administration

                                       2